UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 16, 2010

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
901 Fifth Avenue, Suite 1000
Seattle, WA 98164
(Address of principal executive offices)
Registrant’s telephone number, including area code:       (206) 701-2000
Registrant’s facsimile number, including area code:       (206) 701-2500
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 16, 2010, Cray Inc. (“Cray”) announced that Ian Miller, Senior Vice President Productivity Solutions Group and Marketing will be leaving the Company following a transition period expected to be completed on August 14, 2010. Mr. Miller will receive separation-related compensation substantially in accordance with the Company’s Executive Severance Policy. Responsibility for both the Cray CX products and marketing will transition to Barry Bolding, Cray’s Vice President Scalable Systems.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: July 16, 2010

Cray Inc.
By:	/s/ Michael C. Piraino
Michael C. Piraino
Vice President and General Counsel